UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2007

S Wind-up Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25315	94-3225290
(State or other jurisdiction of incorporation)	(Commission File number 000-25315)	(IRS Employer Identification No.)

P.O. Box B.D., Los Altos, CA	94023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650-599-5846)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230,425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 12, 2007, S Wind-up Corporation, a Delaware corporation (the “Company”) issued a press release announcing that it’s board of directors has authorized the final distribution to its shareholders out of the proceeds of the sale of substantially all of the Company’s assets to Group 1 Software, Inc. and the filing of a Form 15 with the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements And Exhibits

(a) None

(b) None

(c) None

(d) Exhibits

99.1	Press Release, dated April 12, 2007, entitled “S Wind-up Corporation Announces Final Distribution.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 12, 2007

S WIND-UP CORPORATION

By:	/s/ Irv H. Lichtenwald
Irv H. Lichtenwald
Director

INDEX TO EXHIBITS

99.1	Press Release, dated April 12, 2007, entitled “S Wind-up Corporation Announces Final Distribution.”